SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15 (d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported)
                              May 3, 1999

                      CHARTER ONE FINANCIAL, INC.
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         (Exact name of Registrant as specified in its Charter)


         Delaware              0-16311               34-1567092
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         (State or other       (Commission           (IRS Employer
         jurisdiction of       File Number)          Identification No.)
         incorporation)

1215 Superior Avenue, Cleveland, Ohio                44114
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(Address of principal executive offices)             (Zip code)

(216) 566-5300
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Registrant's telephone number, including area code



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ITEM 5.     OTHER EVENTS

                  (1) On May 4, 1999 the Registrant is scheduled to speak at an investor conference sponsored by Merrill Lynch in New York. A copy of the slide show to be presented will be available on Charter One's web site, "www.charterone.com" or by writing or telephoning the Investor Relations Department of Charter One Financial, Inc., 790 Penniman, Plymouth, Michigan 48170, telephone: (800) 262-6301.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CHARTER ONE FINANCIAL, INC.

Date:   May 3, 1999                     By:  /s/ Robert J. Vana
                                        ----------------------------------------
                                            Robert J. Vana
                                              Chief Corporate Counsel and
                                              Secretary